Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	PRUDENTIAL ANNUITIES LIFE ASSURANCE CORP/CT
Entity Central Index Key	0000881453

Statements of Financial Position (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Fixed maturities available-for-sale, at fair value (amortized cost, 2011: $4,838,695; 2010: $4,964,264)	$ 5,273,767	$ 5,456,221
Trading account assets, at fair value	38,578	79,605
Equity securities available-for-sale, at fair value (cost, 2011: $2,510; 2010: $14,484)	3,071	17,587
Commercial mortgage and other loans, net of valuation allowance	449,359	431,432
Policy loans	14,316	13,905
Short-term investments	237,601	228,383
Other long-term investments	191,545	75,476
Total investments	6,208,237	6,302,609
Cash and cash equivalents	8,861	487
Deferred policy acquisition costs	666,764	1,357,156
Accrued investment income	59,033	62,392
Reinsurance recoverable	1,748,177	187,062
Income tax receivable	102,678	0
Value of business acquired	29,010	32,497
Deferred sales inducements	445,841	796,507
Receivables from parent and affiliates	24,968	51,221
Investment receivable on open trades	6,299	8,435
Other assets	12,232	10,355
Separate account assets	42,942,758	48,275,343
TOTAL ASSETS	52,254,858	57,084,064
LIABILITIES AND EQUITY
Policyholders' account balances	5,189,269	5,319,359
Future policy benefits and other policyholder liabilities	2,092,694	412,872
Payables to parent and affiliates	73,587	127,502
Cash collateral for loaned securities	125,884	87,210
Income tax payable	0	67,844
Short-term debt	27,803	205,054
Long-term debt	600,000	600,000
Other liabilities	182,286	198,757
Separate account liabilities	42,942,758	48,275,343
TOTAL LIABILITIES	51,234,281	55,293,941
Commitments and Contingent Liabilities (See Note 12)
EQUITY
Common stock, $100 par value; 25,000 shares, authorized, issued and outstanding	2,500	2,500
Additional paid-in capital	882,670	974,921
Retained earnings (deficit)	(25,305)	621,831
Accumulated other comprehensive income (loss)	160,712	190,871
Total equity	1,020,577	1,790,123
TOTAL LIABILITIES AND EQUITY	$ 52,254,858	$ 57,084,064

Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed maturities, available for sale, amortized cost	$ 4,838,695	$ 4,964,264
Equity securities, available for sale, amortized cost	$ 2,510	$ 14,484
Common stock, par value	$ 100	$ 100
Common stock, shares authorized	25,000	25,000
Common stock, shares issued	25,000	25,000
Common stock, outstanding	25,000	25,000

Statements of Operations and Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
REVENUES
Premiums	$ 28,648	$ 29,477	$ 13,431
Policy charges and fee income	824,808	741,190	392,753
Net investment income	306,010	377,109	494,733
Asset administration fees and other income	291,629	290,210	197,672
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(23,624)	(42,228)	(23,497)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	22,662	39,224	11,890
Other realized investment gains (losses), net	72,745	139,043	48,574
Total realized investment gains (losses), net	71,783	136,039	36,967
Total revenues	1,522,878	1,574,025	1,135,556
BENEFITS AND EXPENSES
Policyholders' benefits	128,149	40,911	4,414
Interest credited to policyholders' account balances	554,197	371,798	409,057
Amortization of deferred policy acquisition costs	716,088	178,669	277,106
General administrative and other expenses	442,062	449,351	448,859
Total benefits and expenses	1,840,496	1,040,729	1,139,436
Income (loss) from operations before income taxes	(317,618)	533,296	(3,880)
Income taxes:
Current	32,230	(28,619)	(239,796)
Deferred	(198,293)	148,125	175,756
Income tax (benefit) expense	(166,063)	119,506	(64,040)
NET INCOME (LOSS)	(151,555)	413,790	60,160
Other comprehensive income before tax:
Unrealized investment gains (losses) for the period	29,991	104,799	463,909
Reclassification adjustment for (gains) losses in net income	(76,391)	(31,683)	(217,678)
Total	(46,400)	73,116	246,231
Total other comprehensive income (loss), before tax:	(46,400)	73,116	246,231
Less: Income tax (benefit) related to:
Net unrealized investment gains (losses)	(16,240)	25,591	87,098
Total	(16,240)	25,591	87,098
Total other comprehensive income (loss), net of taxes	(30,160)	47,525	159,133
COMPREHENSIVE INCOME (LOSS)	$ (181,715)	$ 461,315	$ 219,293

Statements of Equity (USD $) In Thousands	Total	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
Balance at Dec. 31, 2008	$ 1,700,575	$ 2,500	$ 974,921	$ 729,100	$ (5,946)
Cumulative impact of the retrospective adoption of new authoritative guidance (January 1, 2009)				8,707	(8,707)
Cumulative impact of the retrospective adoption of new authoritative guidance (January 1, 2012)	(97,865)			(96,731)	(1,134)
Net Income (Loss)	60,160			60,160
Distribution to parent	(23,195)			(23,195)
Other comprehensive income (loss), net of taxes	159,133				159,133
Balance at Dec. 31, 2009	1,798,808	2,500	974,921	678,041	143,346
Net Income (Loss)	413,790			413,790
Distribution to parent	(470,000)			(470,000)
Other comprehensive income (loss), net of taxes	47,525				47,525
Balance at Dec. 31, 2010	1,790,123	2,500	974,921	621,831	190,871
Net Income (Loss)	(151,555)			(151,555)
Distribution to parent	(587,831)		(92,251)	(495,580)
Other comprehensive income (loss), net of taxes	(30,160)				(30,160)
Balance at Dec. 31, 2011	$ 1,020,577	$ 2,500	$ 882,670	$ (25,304)	$ 160,711

Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$ (151,555)	$ 413,790	$ 60,160
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	40,573	91,816	171,087
Realized investment (gains) losses, net	(71,783)	(136,039)	(36,967)
Amortization and depreciation	(3,970)	(16,328)	(12,874)
Interest credited to policyholders' account balances	554,197	371,798	409,057
Change in:
Future policy benefit reserves	283,546	165,209	2,192
Accrued investment income	1,412	13,816	14,698
Trading account assets	1,643	1,425	(9,721)
Net (payable) receivable to affiliates	(31,638)	109,411	(34,208)
Deferred sales inducements	(68,370)	(182,823)	(293,388)
Deferred policy acquisition costs	674,094	(96,647)	(299,048)
Income taxes (receivable) payable	(154,282)	332,358	(64,259)
Reinsurance recoverable	(264,470)	(229,099)	(117,214)
Other, net	(14,067)	18,125	(47,005)
Cash Flows From (Used in) Operating Activities	795,330	856,812	(257,490)
Proceeds from the sale/maturity of:
Fixed maturities, available-for-sale	1,668,465	1,917,959	7,208,289
Equity securities, available-for-sale	10,054	7,478	13,900
Commercial mortgage and other loans	98,940	14,018	57,393
Trading account assets	44,977	6,230	9,733
Policy loans	1,384	822	45
Other long-term investments	1,775	589	445
Short-term investments	6,323,322	5,097,995	5,566,265
Payments for the purchase/origination of:
Fixed maturities, available for sale	(1,414,340)	(676,652)	(3,090,497)
Equity securities, available for sale	(2,643)	(5,000)	(19,636)
Commercial mortgage and other loans	(110,069)	(72,504)	(61,445)
Trading account assets	(3,007)	(4,574)	(24,061)
Policy loans	(941)	(2,620)	(319)
Other long-term investments	(24,572)	(48,979)	(14,428)
Short-term investments	(6,332,538)	(4,620,729)	(6,017,771)
Notes receivable from parent and affiliates, net	4,346	10,906	0
Other, net	(1,020)	(663)	0
Cash Flows From Investing Activities	264,133	1,624,276	3,627,913
CASH FLOWS USED IN FINANCING ACTIVITIES:
Distribution to Parent	(587,831)	(470,000)	(23,195)
Decrease in future fees payable to Parent, net	0	0	(749)
Cash collateral for loaned securities	38,674	(176,407)	(5,843)
Securities sold under agreement to repurchase	0	(602)	602
Proceeds from the issuance of debt (maturities longer than 90 days)	0	0	600,000
Repayments of debt (maturities longer than 90 days)	(175,000)	0	(4,547)
Net (decrease) increase in short-term borrowing	(2,251)	(24,531)	(131,683)
Drafts outstanding	(22,376)	16,158	4,017
Policyholders' account balances
Deposits	2,665,921	2,767,101	3,364,812
Withdrawals	(2,968,226)	(4,663,868)	(7,128,838)
Cash Flows Used in Financing Activities	(1,051,089)	(2,552,149)	(3,325,424)
Net increase (decrease) in cash and cash equivalents	8,374	(71,061)	44,999
Cash and cash equivalents, beginning of period	487	71,548	26,549
CASH AND CASH EQUIVALENTS, END OF PERIOD	8,861	487	71,548
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	(11,781)	(212,852)	(11)
Interest paid	$ 35,913	$ 36,554	$ 11,608

Business	12 Months Ended
Dec. 31, 2011
Business
1.	BUSINESS

Prudential Annuities Life Assurance Corporation (the “Company”, “we”, or “our”), formerly known as American Skandia Life Assurance Corporation, with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey corporation. The Company is a wholly owned subsidiary of Prudential Annuities, Inc. (“PAI”), formerly known as American Skandia, Inc., which in turn is an indirect wholly owned subsidiary of Prudential Financial.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated. (“PAD”), formerly known as American Skandia Marketing, Incorporated. The Company issued variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Beginning in March 2010, the Company ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line in each of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (which are affiliates of the Company within the Prudential Annuities business unit of Prudential Financial). In general, the new product line offers the same optional living benefits and optional death benefits as offered by the Company’s existing variable annuities. However, subject to applicable contractual provisions and administrative rules, the Company will continue to accept subsequent purchase payments on inforce contracts under existing annuity products.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Accounting Policies and Pronouncements	12 Months Ended
Dec. 31, 2011
Accounting Policies and Pronouncements
2.	ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments in Debt and Equity Securities and Commercial Mortgage and Other Loans

The Company’s principal investments are fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” or (“AOCI.”)

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)”. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans, as well as, loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or cost method is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps and options. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix, and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency, and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 10, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other long-term investments” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty Prudential Global Funding, LLC, with which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net”. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.” The Company has sold variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives contained in certain insurance product to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the guaranteed benefit feature.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Value of business acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. See Note 5 for additional information regarding value of business acquired.

Deferred policy acquisition costs

Costs that are directly related to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance retrospectively adopted effective January 1, 2012, which is reflected in the Financial Statements. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs for fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders. “Separate account assets” are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated (“ASISI”) formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Company’s results of operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Policy charges and fee income”. Asset administration fees calculated on account assets are included in “Asset administration fees.” Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and will be equal and offsetting to total separate account assets.

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized in “Deferred sales inducements”. They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 6 for additional information regarding sales inducements.

Other assets and other liabilities

“Other assets” consist primarily of accruals for asset administration fees. “Other assets” also consist of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of authoritative guidance on accounting for Goodwill and Other Intangible Assets, the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2011, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required. See “Value of Business Acquired” for additional information.

“Other liabilities” consist primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan. Other liabilities may also include derivative instruments for which fair values are determined as described above under “Derivative Financial Instruments”.

Future policy benefits

The Company’s liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10 to the Financial Statements.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

Policyholders’ account balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities.” Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2011, and from 1.00% to 8.25% at December 31, 2010.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are treated as embedded derivatives from an accounting perspective. These contracts are discussed in further detail in Note 6.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset administration fees are recognized as income when earned. These revenues are recorded as “Asset administration fees and other income” in the Statements of Operations and Comprehensive Income.

Income taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 10.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s financial position, results of operations, or financial statement disclosures.

Effective January 1, 2012 the Company adopted, retrospectively, updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in a single continuous statement of comprehensive income. The Financial Statements included herein reflect the adoption of this updated guidance.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in “Deferred policy acquisition costs” of $90 million and $183 million and a reduction in “Total equity” of $58 million and $118 million, respectively. The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was an increase of $93 million, decrease of $12 million and a decrease of $36 million, respectively. Since the Company ceased offering its existing variable annuity products in March 2010, the lower level of cost qualifying for deferral under this guidance will have a minimal impact on earnings in future periods. The initial “Deferred policy acquisition cost” write-off will result in a lower level of amortization going forward and increase earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the “Effect of Change” column.

Statements of Financial Position:

	December 31, 2011

	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$757,183	$(90,419)	$666,764
Income taxes	70,425	32,253	102,678
TOTAL ASSETS	52,313,024	(58,166)	52,254,858

Total liabilities	51,234,281	-	51,234,281

Accumulated other comprehensive income (loss)	151,692	9,020	160,712
Retained earnings (accumulated deficit)	41,881	(67,186)	(25,305)
Total equity	1,078,743	(58,166)	1,020,577
TOTAL LIABILITIES AND EQUITY	$52,313,024	$(58,166)	$52,254,858

	December 31, 2010

	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$1,540,028	$(182,872)	$1,357,156
TOTAL ASSETS	57,266,936	(182,872)	57,084,064

Income taxes	132,455	(64,611)	67,844
Total liabilities	55,358,552	(64,611)	55,293,941

Accumulated other comprehensive income (loss)	181,212	9,659	190,871
Retained earnings (accumulated deficit)	749,751	(127,920)	621,831
Total equity	1,908,384	(118,261)	1,790,123
TOTAL LIABILITIES AND EQUITY	$57,266,936	$(182,872)	$57,084,064

Statements of Operations and Comprehensive Income:
	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Total revenues	$1,522,878	$-	$1,522,878

BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	814,131	(98,043)	716,088
General, administrative and other expenses	437,457	4,605	442,062
Total benefits and expenses	1,933,934	(93,438)	1,840,496

INCOME FROM OPERATIONS BEFORE INCOME TAXES	(411,056)	93,438	(317,618)

Income tax expense	(198,766)	32,703	(166,063)

NET INCOME	$(212,290)	$60,735	$(151,555)

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Total revenues	$1,574,025	$-	$1,574,025

BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	202,568	(23,899)	178,669
General, administrative and other expenses	413,466	35,885	449,351
Total benefits and expenses	1,028,743	11,986	1,040,729

INCOME FROM OPERATIONS BEFORE INCOME TAXES	545,282	(11,986)	533,296

Income tax expense	123,701	(4,195)	119,506

NET INCOME	$421,581	$(7,791)	$413,790

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Total revenues	$1,135,556	$-	$1,135,556

BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs	319,806	(42,700)	277,106
General, administrative and other expenses	370,162	78,697	448,859
Total benefits and expenses	1,103,439	35,997	1,139,436

INCOME FROM OPERATIONS BEFORE INCOME TAXES	32,117	(35,997)	(3,880)

Income tax expense	(51,441)	(12,599)	(64,040)

NET INCOME	$83,558	$(23,398)	$60,160

Statements of Cash Flows:
	Year ended December 31, 2011

	As Previously Reported	Effect of Change	As Currently Reported

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$(212,290)	$60,735	$(151,555)
Change in:			-
Deferred policy acquisition costs	767,532	(93,438)	674,094
Income taxes	(186,985)	32,703	(154,282)
Cash flows from operating activities	$795,330	$-	$795,330

	Year ended December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$421,581	$(7,791)	$413,790
Change in:
Deferred policy acquisition costs	(108,633)	11,986	(96,647)
Income taxes	336,553	(4,195)	332,358
Cash flows from operating activities	$856,812	$-	$856,812

	Year ended December 31, 2009

	As Previously Reported	Effect of Change	As Currently Reported

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$83,558	$(23,398)	$60,160
Change in:
Deferred policy acquisition costs	(335,045)	35,997	(299,048)
Income taxes	(51,660)	(12,599)	(64,259)
Cash flows from operating activities	$(257,490)	$-	$(257,490)

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s financial position, results of operations, and financial statement disclosures.

Investments	12 Months Ended
Dec. 31, 2011
Investments
3.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$85,196	$839	$-	$86,035	$-
Obligations of U.S. states and their political subdivisions	90,807	9,268	-	100,075	-
Foreign government bonds	120,361	14,449	-	134,810	-
Corporate securities	3,526,879	365,170	4,336	3,887,713	(236)
Asset-backed securities (1)	172,390	9,798	4,804	177,384	(3,906)
Commercial mortgage-backed securities	463,576	28,189	8	491,757	-
Residential mortgage-backed securities (2)	379,486	16,562	55	395,993	(55)

Total fixed maturities, available-for-sale	$4,838,695	$444,275	$9,203	$5,273,767	$(4,197)

Equity securities, available-for-sale
Common Stocks
Industrial, miscellaneous & other	2,510	561	-	3,071	-

Total equity securities, available-for-sale	$2,510	$561	$-	$3,071	$-

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $2.4 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$187,394	$5,911	$-	$193,305	$-
Obligations of U.S. states and their political Subdivisions	69,567	7,949	-	77,516	-
Foreign government bonds	122,152	14,361	-	136,513	-
Corporate securities	3,554,569	396,747	366	3,950,950	(235)
Asset-backed securities (1)	207,373	14,387	7,790	213,970	(12,200)
Commercial mortgage-backed securities	455,972	34,597	-	490,569	-
Residential mortgage-backed securities (2)	367,237	26,161	-	393,398	(76)

Total fixed maturities, available-for-sale	$4,964,264	$500,113	$8,156	$5,456,221	$(12,511)

Equity securities, available-for-sale
Common Stocks
Industrial, miscellaneous & other	5,000	542	-	5,542	-
Non-redeemable preferred stocks (4)	8,524	2,544	-	11,068	-
Perpetual preferred stocks (5)	960	64	47	977	-

Total equity securities, available-for-sale	$14,484	$3,150	$47	$17,587	$-

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $6.0 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	$4.5 million of non-redeemable preferred stocks were sold in 2011. The remainder of the holdings deemed non-redeemable at year end were reclassified as redeemable and moved to fixed maturities.
(5)	Perpetual preferred stocks at year end were deemed Other Trading Account Assets in 2011.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011 are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$463,181	$475,192
Due after one year through five years	1,965,266	2,126,007
Due after five years through ten years	853,223	958,035
Due after ten years	541,573	649,399
Asset-backed securities	172,390	177,384
Commercial mortgage-backed securities	463,576	491,757
Residential mortgage-backed securities	379,486	395,993

Total	$4,838,695	$5,273,767

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in thousands)
Fixed maturities, available for sale
Proceeds from sales	$1,121,792	$1,422,218	$6,471,090
Proceeds from maturities/repayments	545,155	497,378	710,653
Gross investment gains from sales, prepayments, and maturities	75,580	131,492	231,977
Gross investment losses from sales and maturities	(223)	(1,801)	(1,731)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(962)	$(3,004)	$(11,607)
Writedowns for impairments on equity securities	-	-	(1,936)

(1)

Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities are recognized in OCI. For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pretax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,	Year Ended December 31,
	2011	2010
	(in thousands)
Balance, beginning of period	$14,148	$13,038
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(11,446)	(1,027)
Credit loss impairments previously recognized on securities impaired to fair value during the period	-	-
Credit loss impairment recognized in the current period on securities not previously impaired	-	-
Additional credit loss impairments recognized in the current period on securities previously impaired	961	2,029
Increases due to the passage of time on previously recorded credit losses	340	609
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(461)	(501)

Balance, end of period	$3,542	$14,148

Trading Account Assets

The following table sets forth the composition of the Company’s “Trading account assets” as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities:
Asset-backed securities	$30,800	$31,571	$66,205	$70,831
Equity securities	6,664	7,007	8,132	8,774

Total trading account assets	$37,464	$38,578	$74,337	$79,605

The net change in unrealized gains and losses from trading account assets still held at period end, recorded within “Asset administration fees and other income” was $(4.1) million, $1.6 million and $10.1 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Commercial mortgage and other loans by property type:	(in thousands)		(in thousands)
Office buildings	$60,220	13.3%	$49,248	11.3%
Retail	68,369	15.1%	62,078	14.3%
Apartments/Multi-Family	114,900	25.5%	124,709	28.7%
Industrial buildings	144,513	32.1%	142,003	32.7%
Hospitality	9,289	2.1%	8,524	2.0%

Total commercial mortgage loans	397,291	88.1%	386,562	89.0%
Agricultural property loans	48,964	10.9%	47,850	11.0%
Other	4,605	1.0%	-	0.0%

Total commercial mortgage and other loans	450,860	100.0%	434,412	100.0%
Valuation allowance	(1,501)		(2,980)
Total net commercial mortgage and other loans by property type	$449,359		$431,432

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (24%), New York (17%) and Ohio (11%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2011	December 31, 2010	December 31, 2009
Allowance for losses, beginning of year	$2,980	$2,897	$218
(Release of) addition to allowance for losses	(1,479)	83	2,679

Total Ending Balance (1)	$1,501	$2,980	$2,897

(1)	Agricultural loans represent $0.2 million, $0.2 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of dates indicated:

	December 31, 2011 Total Loans	December 31, 2010 Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment (1)	$-	$416
Ending Balance: collectively evaluated for impairment (2)	1,501	2,564

Total ending balance	$1,501	$2,980

Recorded Investment: (3)
Ending Balance: individually evaluated for impairment (1)	$-	$3,782
Ending Balance: collectively evaluated for impairment (2)	450,860	430,630

Total ending balance, gross of reserves	$450,860	$434,412

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2011, 2010 and 2009, respectively.
(2)

Agricultural loans collectively evaluated for impairment had a recorded investment of $49.0 million and $48.0 million at December 31, 2011 and December 31, 2010, respectively and related allowance of $0.2 million for both periods.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. As shown in the table above, at December 31, 2011, there were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and related allowance. As of December 31, 2010 impaired loans identified in management’s specific review had a recorded investment of $3.8 million and related allowance of $0.4 million, all of which related to the hospitality property type. The average recorded investment in impaired loans with an allowance recorded, before the allowance for losses, was $3.0 million and $3.8 million at December 31, 2011 and December 31, 2010.

As of December 31, 2011 and 2010 net investment income recognized on these loans totaled $0 million and $0.3 million. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at December 31, 2011 or December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and December 31, 2010, 85% or $384 million and 83% or $361 million of the recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and December 31, 2010, 96% and 74% of the recorded investment, respectively, had a debt service coverage ratio of 1.0X or greater. As of December 31, 2011, approximately $19 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans. As of December 31, 2010, approximately $113 million or 26% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

All commercial mortgage and other loans were in current status including $3.1 million and $3.8 million of hospitality loans and $0 million and $5.0 million of office loans in non-accrual status at December 31, 2011 and 2010, respectively. See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31, 2011, the Company sold commercial mortgage loans to an affiliated company. See Note 13 for further discussion regarding related party transactions. There were no commercial mortgage and other loans sold or acquired in December 31, 2010.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. The Company’s outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring is not material.

As of December 31, 2011 the Company has not committed to provide additional funds to borrowers that have been involved in a troubled debt restructuring.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in thousands)
Joint ventures and limited partnerships	$39,443	$24,476
Derivatives	152,102	51,000

Total other long-term investments	$191,545	$75,476

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
		(in thousands)
Fixed maturities, available-for-sale	$282,108	$349,906	$476,096
Equity securities, available-for-sale	278	932	858
Trading account assets	2,023	3,378	3,634
Commercial mortgage and other loans	28,044	26,665	20,863
Policy loans	902	986	626
Short-term investments and cash equivalents	724	1,334	2,628
Other long-term investments	1,016	2,101	344

Gross investment income	315,095	385,302	505,049
Less investment expenses	(9,085)	(8,193)	(10,316)

Net investment income	$306,010	$377,109	$494,733

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2011	2010	2009
		(in thousands)
Fixed maturities	$74,395	$126,687	$218,639
Equity securities	1,996	(123)	(675)
Commercial mortgage and other loans	6,866	(84)	(2,679)
Derivatives	(11,366)	9,508	(178,444)
Other	(108)	51	126

Realized investment gains, net	$71,783	$136,039	$36,967

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Business Acquired	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-
Cumulative impact of the retrospective adoption of new authoritative guidance on January 1, 2009	(18,191)	510	6,259	(11,422)
Cumulative impact of the retrospective adoption of new authoritative guidance on January 1, 2012	-	-	-	-
Net investment gains (losses) on investments arising during the period	7,958	-	(2,817)	5,141
Reclassification adjustment for (gains) losses included in net income	6,685	-	(2,367)	4,318
Reclassification adjustment for OTTI losses excluded from net income(1)	(4,995)	-	1,769	(3,226)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired	-	3,831	(1,356)	2,475

Balance, December 31, 2009	$(8,543)	$4,341	$1,488	$(2,714)

Net investment gains (losses) on investments arising during the period	(646)	-	229	(417)
Reclassification adjustment for (gains) losses included in net income	2,640	-	(935)	1,705
Reclassification adjustment for OTTI losses excluded from net income(1)	(11)	-	4	(7)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired	-	(1,489)	527	(962)

Balance, December 31, 2010	$(6,560)	$2,852	$1,313	$(2,395)

Net investment gains (losses) on investments arising during the period	(1,482)	-	519	(963)
Reclassification adjustment for (gains) losses included in net income	6,302	-	(2,206)	4,096
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired	-	(2,160)	756	(1,404)

Balance, December 31, 2011	$(1,740)	$692	$382	$(666)

(1)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains/(Losses) on Investments (2)	Deferred Policy Acquisition Costs, Deferred Sales Inducements and Value of Business Acquired	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$(25,993)	$16,789	$3,258	$(5,946)
Cumulative impact of the retrospective adoption of new authoritative guidance on January 1, 2009	4,312	(109)	(1,488)	2,715
Cumulative impact of the retrospective adoption of new authoritative guidance on January 1, 2012	-	(1,755)	621	(1,134)
Net investment gains (losses) on investments arising during the period	692,928	-	(245,297)	447,631
Reclassification adjustment for (gains) losses included in net income	(224,363)	-	79,424	(144,939)
Reclassification adjustment for OTTI losses excluded from net income(1)	4,995	-	(1,768)	3,227
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and and value of business acquired	-	(240,808)	85,314	(155,494)

Balance, December 31, 2009	$451,879	$(225,883)	$(79,936)	$146,060

Net investment gains (losses) on investments arising during the period	87,097	-	(30,485)	56,612
Reclassification adjustment for (gains) losses included in net income	(34,323)	-	12,013	(22,310)
Reclassification adjustment for OTTI losses excluded from net income(1)	11	-	(4)	7
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and and value of business acquired	-	19,837	(6,940)	12,897

Balance, December 31, 2010	$504,664	$(206,046)	$(105,352)	$193,266

Net investment gains (losses) on investments arising during the period	19,706	-	(6,897)	12,809
Reclassification adjustment for (gains) losses included in net income	(82,693)	-	28,947	(53,746)
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and and value of business acquired	-	13,927	(4,879)	9,048

Balance, December 31, 2011	$441,677	$(192,119)	$(88,181)	$161,377

(1)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)	Includes cash flow hedges. See Note 11 for additional information on cash flow hedges.

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(1,740)	$(6,560)	$(8,543)
Fixed maturity securities, available-for-sale - all other	436,812	498,517	445,470
Equity securities, available-for-sale	561	3,103	1,527
Affiliated notes	5,263	5,511	5,522
Derivatives designated as cash flow hedges (1)	(962)	(2,462)	(640)
Other long-term investments	3	(5)	-

Unrealized gains on investments and derivatives	$439,937	$498,104	$443,336

(1)	See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Corporate securities	129,881	4,010	1,130	326	131,011	4,336
Commercial mortgage-backed securities	7,014	8	-	-	7,014	8
Asset-backed securities	48,831	782	28,430	4,022	77,261	4,804
Residential mortgage-backed securities	484	55	-	-	484	55

Total	$186,210	$4,855	$29,560	$4,348	$215,770	$9,203

Equity securities, available for sale	$-	$-	$-	$-	$-	$-

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Corporate securities	50,071	366	62	-	50,133	366
Commercial mortgage-backed securities	4,992	-	-	-	4,992	-
Asset-backed securities	25,905	199	42,402	7,591	68,307	7,790
Residential mortgage-backed securities	-	-	-	-	-	-

Total	$80,968	$565	$42,464	$7,591	$123,432	$8,156

Equity securities, available for sale	$-	$-	$746	$47	$746	$47

The gross unrealized losses, related to fixed maturities at December 31, 2011 and December 31, 2010 are composed of $5.4 million and $6.1 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $3.8 million and $2.0 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $3.4 million of the gross unrealized losses represented declines in value of greater than 20%, $0.3 million of which had been in that position for less than six months, as compared to $4.7 million at December 31, 2010 that represented declines in value of greater than 20%, $0.9 million of which had been in that position for less than six months. At December 31, 2011, the $4.3 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities , $1.7 million in services and $1.1 million in manufacturing sector of the Company’s corporate securities. At December 31, 2010, the $7.6 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 or December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2011 and December 31, 2010, there were no gross unrealized losses, related to equity securities that represented declines of greater than 20%. Perpetual preferred securities, which the Company invested in at December 31, 2010, have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010. At December 31, 2011, the Company no longer holds these investments.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2011	2010
	(in thousands)
Fixed maturity securities, available for sale – all other	$121,631	$84,248
Other trading account assets	-	-

Total securities pledged	$121,631	$84,248

The carrying amount of the associated liabilities supported by the pledged collateral was $125.9 million and $87.2 million at December 31, 2011 and December 31, 2010, respectively, which was “Cash collateral for loaned securities”.

Fixed maturities of $5.0 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Deferred Policy Acquisition Costs	12 Months Ended
Dec. 31, 2011
Deferred Policy Acquisition Costs
4.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2011	2010	2009

	(in thousands)
Balance, beginning of year	$1,357,156	$1,242,791	$1,095,636
Capitalization of commissions, sales and issue expenses	41,994	275,316	576,154
Amortization - Impact of assumption and experience unlocking and true-ups	(113,539)	59,874	27,744
Amortization - All Other	(602,550)	(238,543)	(304,850)
Changes in unrealized investment gains and losses	(62)	17,718	(151,893)
Other (1)	(16,235)	-	-

Balance, end of year	$666,764	$1,357,156	$1,242,791

(1) Balance sheet reclassification between DAC and DSI relating to refinement in methodology for allocating DAC/DSI balances for cohorts with both DAC and DSI persistency credits. Refer to Footnote 6 for impact to DSI.

Value of Business Acquired	12 Months Ended
Dec. 31, 2011
Value of Business Acquired
5.	VALUE OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the years ended December 31, are as follows:

	2011	2010	2009

	(in thousands)
Balance, beginning of period	$32,497	$52,596	$78,382
Amortization - Impact of assumption and experience unlocking and true-ups (1)	(1,489)	(1,494)	(2,020)
Amortization - All other (1)	(15,967)	(10,295)	(14,017)
Interest (2)	2,288	2,965	3,735
Change in unrealized gains/losses	11,681	(11,275)	(13,083)
Impact of adoption of SOP 05-01	-	-	(401)

Balance, end of year	$29,010	$32,497	$52,596

(1)	The weighted average remaining expected life of VOBA was approximately 4.32 years from the date of acquisition.
(2)	The interest accrual rate for the VOBA related to the businesses acquired was 4.81%, 4.97%, and 5.24% for years ended December 31, 2011, 2010, and 2009.

The following table provides estimated future amortization, net of interest, for the periods indicated (in thousands):

2012	$6,904
2013	4,692
2014	3,545
2015	2,724
2016	2,126
2017 and thereafter	9,019

Total	$29,010

Certain Nontraditional Long-Duration Contracts	12 Months Ended
Dec. 31, 2011
Certain Nontraditional Long-Duration Contracts
6.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company has issued traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company has also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company has also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits”. In 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with its contracts, by product and guarantee type:

	December 31, 2011		December 31, 2010

	In the Event of Death	At Annuitization/ Accumulation (1)	In the Event of Death	At Annuitization/ Accumulation (1)
	(in thousands)
Variable Annuity Contracts

Return of net deposits
Account value	$39,351,144	N/A	$43,815,528	N/A
Net amount at risk	$1,082,996	N/A	$976,802	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or contract value
Account value	$8,237,416	$38,565,164	$9,218,554	$42,097,269
Net amount at risk	$1,673,400	$2,870,646	$1,238,415	$1,568,201
Average attained age of contractholders	64 years	62 years	63 years	61 years
Average period remaining until expected annuitization	N/A	1 year	N/A	2 years

(1)	Includes income and withdrawal benefits described herein

	December 31, 2011		December 31, 2010

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Variable Annuity Contracts	(in thousands)
Market value adjusted annuities
Account value	$3,011,739	$3,099,583	$3,111,568	$3,314,734

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2011	December 31, 2010

	(in thousands)
Equity funds	$20,693,077	$27,923,398
Bond funds	18,290,156	15,396,934
Money market funds	3,707,408	4,682,136

Total	$42,690,641	$48,002,468

In addition to the above mentioned amounts invested in separate account investment options, $4.9 billion and $5.0 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2011 and 2010, respectively.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB, and GMIWB are included in “Future policy benefits.” As discussed below, the Company and a reinsurance affiliate maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB	GMAB/GMWB/G MIWB	GMIB	Totals
		Variable Annuity
		(in thousands)

Beginning Balance as of December 31, 2008	$279,950	$2,111,241	$11,626	$2,402,817
Incurred guarantee benefits - Impact of assumption and experience unlocking and true-ups (1)	(87,363)	-	(7,146)	(94,509)
Incurred guarantee benefits (1)	74,684	(2,100,367)	2,603	(2,023,080)
Paid guarantee benefits	(86,076)	-	-	(86,076)

Beginning Balance as of December 31, 2009	181,195	10,874	7,083	199,152

Incurred guarantee benefits - Impact of assumption and experience unlocking and true-ups (1)	(56,363)	-	1,238	(55,125)
Incurred guarantee benefits (1)	52,890	153,408	5,056	211,354
Paid guarantee benefits	(47,232)	-	-	(47,232)

Beginning Balance as of December 31, 2010	130,490	164,282	13,377	308,149

Incurred guarantee benefits - Impact of assumption and experience unlocking and true-ups (1)	23,078	-	570	23,648
Incurred guarantee benefits (1)	60,428	1,619,312	504	1,680,244
Paid guarantee benefits	(36,278)	-	(74)	(36,352)

Balance as of December 31, 2011	$177,718	$1,783,594	$14,377	$1,975,689

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date,) the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other Assets” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances”, are as follows:

Sales Inducements
(in thousands)
Beginning Balance as of December 31, 2008	$726,314
Capitalization	293,388
Amortization - Impact of assumption and experience unlocking and true-ups	6,938
Amortization - All other	(153,163)
Change in unrealized gains/losses	(71,601)

Balance as of December 31, 2009	801,876

Capitalization	182,823
Amortization - Impact of assumption and experience unlocking and true-ups	32,445
Amortization - All other	(232,542)
Change in unrealized gains/losses	11,905

Balance as of December 31, 2010	796,507

Capitalization	68,370
Amortization - Impact of assumption and experience unlocking and true-ups	(56,736)
Amortization - All other	(378,682)
Change in unrealized gains/losses	147
Other (1)	16,235

Balance as of December 31, 2011	$445,841

(1) Balance sheet reclassification between DAC and DSI relating to refinement in methodology for allocating DAC/DSI balances for cohorts with both DAC and DSI persistency credits. Refer to Footnote 4 for impact to DAC.

Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance
7.	REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company’s GMWB, GMIWB, and GMAB features. These features are considered to be embedded derivatives, and changes in the fair value of the embedded derivative are recognized through “Realized investment gains (losses), net.” Please see Note 13 for further details around the affiliated reinsurance agreements.

The effect of reinsurance for the years ended December 31, 2011, 2010, and 2009, was as follows (in thousands):

	Gross	Unaffiliated Ceded	Affiliated Ceded	Net
2011
Policy charges and fee income - Life (1)	$3,711	$(439)	$-	$3,272
Policy charges and fee income - Annuity	825,000	(3,464)	-	821,536
Realized investment gains (losses), net	(1,224,770)	-	1,296,553	71,783
Policyholders’ benefits	128,873	(724)	-	128,149
General, administrative and other expenses	$442,185	$(924)	$(3,804)	$437,457

2010
Policy charges and fee income - Life (1)	$3,895	$(3,233)	$-	$662
Policy charges and fee income - Annuity	715,368	25,160	-	740,528
Realized investment gains (losses), net	216,875	-	(80,836)	136,039
Policyholders’ benefits	41,908	(997)	-	40,911
General, administrative and other expenses	$418,130	$(1,232)	$(3,432)	$413,466

2009
Policy charges and fee income - Life (1)	$4,086	$(1,328)	$-	$2,758
Policy charges and fee income - Annuity	401,957	(11,962)	-	389,995
Realized investment gains (losses), net	2,232,850	-	(2,195,883)	36,967
Policyholders’ benefits	4,414	-	-	4,414
General, administrative and other expenses	$374,509	$(2,337)	$(2,010)	$370,162

(1)	Life insurance inforce count at December 31, 2011, 2010 and 2009 was 2,118, 2,284 and 2,469, respectively.

The Company’s Statements of Financial Position also included reinsurance recoverables from Pruco Reinsurance, LTD (“Pruco Re”) and Prudential Insurance Company of America (“Prudential Insurance”) of $1,748.2 million at December 31, 2011 and $187.1 million at December 31, 2010.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
8.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Current tax expense:
U.S.	$32,230	$(27,926)	$(239,798)
State and local	-	(693)	2

Total	$32,230	$(28,619)	$(239,796)

Deferred tax expense:
U.S.	(198,293)	148,362	173,161
State and local	-	(237)	2,595

Total	$(198,293)	$148,125	$175,756

Total income tax (benefit) expense on income from operations	(166,063)	119,506	(64,040)
Income Tax reported in equity related to:
Other comprehensive income (loss)	(16,240)	25,591	82,326
Cumulative effect of changes in accounting policy	-	-	4,772
Stock based compensation programs	-	-	-

Total income tax (benefit) expense	$(182,303)	$145,097	$23,058

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $(317.6) million, $533.3 million and $(3.9) million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s actual income tax expense on continuing operations for the years ended December 31, 2011, 2010, and 2009, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2011	2010	2009
	(in thousands)
Expected federal income tax (benefit) expense	$(111,165)	$186,653	$(1,358)
Non taxable investment income	(47,451)	(55,497)	(56,870)
Tax credits	(7,517)	(11,290)	(6,150)
State income taxes, net of federal benefit	-	(604)	1,688
Other	70	244	(1,350)

Total income tax (benefit) expense	$(166,063)	$119,506	$(64,040)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in thousands)
Deferred tax assets
Insurance reserves	$470,084	$580,606
Investments	88,757	108,698
Compensation reserves	4,546	4,401
Other	1,695	-

Deferred tax assets	565,082	693,705

Deferred tax liabilities
VOBA and deferred acquisition cost	166,753	353,189
Net unrealized gains	154,314	175,199
Deferred annuity bonus	156,044	278,777
Other	-	12,251

Deferred tax liabilities	477,111	819,416

Net deferred tax asset (liability)	$87,971	$(125,711)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company had no unrecognized tax benefits as of December 31, 2011 and 2010.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In December 31, 2011 and 2010, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

The Company is not currently under audit by the IRS or any state or local jurisdiction for the years prior to 2009.

In 2009, the Company joined in filing the federal tax return with its ultimate parent, Prudential Financial. For tax years 2009 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

Statutory Net Income and Surplus and Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Statutory Net Income and Surplus and Dividend Restrictions
9.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income of the Company amounted to $177.0 million, $348.4 million, and $266.6 million, for the years ended December 31, 2011, 2010, and 2009, respectively. Statutory surplus of the Company amounted to $671.8 million and $936.0 million at December 31, 2011 and 2010, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company’s state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year’s surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2011 net gain from operations, the Company is restricted to divided payments of $39.1 million in 2012 without prior approval. The Company received approval from the State of Connecticut for the 2011 and 2010 dividend payments to our ultimate parent, Prudential Financial.

On June 30, 2011, the Company paid an extra-ordinary dividend of $270 million to our ultimate parent, Prudential Financial. On November 30, 2011 the Company paid an ordinary dividend of $318 million to our ultimate parent, Prudential Financial. On November 23, 2010, the Company paid a dividend of $470 million of which $330 million was an ordinary dividend and $140 million was an extraordinary dividend to our ultimate parent, Prudential Financial.

Fair Value of Assets and Liabilities	12 Months Ended
Dec. 31, 2011
Fair Value of Assets and Liabilities
10. FAIR	VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include cash equivalents and certain short term investments, equity securities, and corporate securities that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities primarily include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010 these over-rides on a net basis were not material.

Asset and Liabilities by Hierarchy Level -The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. government securities	$-	$86,035	$-	$-	$86,035
State and municipal securities	-	100,075	-	-	100,075
Foreign government securities	-	134,810	-	-	134,810
Corporate securities	6,705	3,791,350	89,658	-	3,887,713
Asset-backed securities	-	128,821	48,563	-	177,384
Commercial mortgage-backed securities	-	491,757	-	-	491,757
Residential mortgage-backed securities	-	395,993	-	-	395,993

Sub-total	6,705	5,128,841	138,221	-	5,273,767
Trading account assets:
Asset-backed securities	-	31,571	-	-	31,571
Equity securities	6,804	-	203	-	7,007

Sub-total	6,804	31,571	203	-	38,578

Equity securities, available-for-sale	3,071	-	-	-	3,071
Short-term investments	227,235	10,366	-	-	237,601
Cash equivalents	8,112	-	-	-	8,112
Other long term investments - PFI	-	191,144	970	(40,012)	152,102
Other long term investments - Unaffiliated	-	-	243	-	243
Reinsurance recoverable	-	-	1,747,757	-	1,747,757
Other assets	-	25,225	-	-	25,225

Sub-total excluding separate account assets	251,927	5,387,147	1,887,394	(40,012)	7,486,456
Separate account assets (1)	1,039,821	41,902,937	-	-	42,942,758

Total assets	$1,291,748	$47,290,084	$1,887,394	$(40,012)	$50,429,214

Future policy benefits	$-	$-	$1,783,595	$-	$1,783,595
Other liabilities	-	40,012	-	(40,012)	-

Total liabilities	$-	$40,012	$1,783,595	$(40,012)	$1,783,595

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

(2)	Netting” amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. government securities	$-	$193,305	$-	$-	$193,305
State and municipal securities	-	77,516	-	-	77,516
Foreign government securities	-	136,513	-	-	136,513
Corporate Securities	-	3,876,695	74,255	-	3,950,950
Asset-backed securities	-	160,113	53,857	-	213,970
Commercial mortgage-backed securities	-	490,569	-	-	490,569
Residential mortgage-backed securities	-	393,398	-	-	393,398

Sub-total	-	5,328,109	128,112	-	5,456,221
Trading account assets:
Asset backed securities	-	70,831	-	-	70,831
Equity Securities	8,774	-	-	-	8,774

Sub-total	8,774	70,831	-	-	79,605

Equity securities, available-for-sale	16,611	976	-	-	17,587
Short-term investments	228,383	-	-	-	228,383
Other long-term investments	-	91,757	-	(40,757)	51,000
Reinsurance recoverable	-	-	186,735	-	186,735
Other assets	-	29,201	-	-	29,201

Sub-total excluding separate account assets	253,768	5,520,874	314,847	(40,757)	6,048,732
Separate account assets (1)	1,488,369	46,786,974	-	-	48,275,343

Total assets	$1,742,137	$52,307,848	$314,847	$(40,757)	$54,324,075

Future policy benefits	$-	$-	$164,283	$-	$164,283
Other liabilities	-	40,757	-	(40,757)	-

Total liabilities	$-	$40,757	$164,283	$(40,757)	$164,283

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

(2)	Netting” amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2011 and December 31, 2010 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets consist primarily of asset-backed and equity securities whose fair values are determined consistent with similar instruments described under “Fixed Maturity Securities” and under “Equity Securities.”

Equity Securities - Equity securities consist principally of investments in common, and non-redeemable preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask, spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps and single name credit default swaps are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields non-performance risk and volatility, and are classified as Level 2.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs (e.g. individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Other structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2011 and December 31, 2010, there were derivatives with the fair value of $970 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 8 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the short-term investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are considered embedded derivatives and are described below in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the embedded derivative guarantee.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect NPR, the Company incorporates an additional credit spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company, as indicated by the credit spreads associated with funding agreements issued by an affiliated company. The Company adjusts these credit spreads to remove any illiquidity risk premium which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 150 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to individual living benefit contracts in a liability position and not to those in an contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Significant declines in interest rates and the impact of equity market declines on account values in 2011 drove increases in the embedded derivative liabilities associated with the optional living benefit features of the Company’s variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing non-performance risk NPR, also drove offsetting increases in the adjustment to incorporate the market-perceived risk of non-performance in the valuation of the embedded derivative. As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features, before the adjustment for NPR, was a net liability of $4,162 million. This net liability was comprised of $4,188 million of individual living benefit contracts in a liability position, net of $26 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, our adjustment for NPR resulted in a $2,378 million cumulative decrease to the embedded derivative liability. As described in Note 5, the Company uses affiliated reinsurance as part of its risk and capital management strategies for certain of these optional living benefit features. As a result, the increases in these embedded derivative liabilities are largely offset by corresponding increases in reinsurance recoverable associated with the affiliated reinsurance agreements.

Transfers between Levels 1 and 2 – During the year ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available- For- Sale - Asset Backed Securities	Equity Securities - Available- For-Sale	Other Long- Term Investments - PFI		Reinsurance Recoverable	Other Trading Securities - Equity	Other Long Term Investments- Unaffiliated

	(in thousands)
Fair value, beginning of period assets/(liabilities)	$74,255	$53,857	$-		$-	$186,735	$-	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	46	-	-		(1,285)	1,348,271	-	-
Asset management fees and other income	-	-	-		-	-	(27)	(19)
Included in other comprehensive income (loss)	5,472	206	1		-	-	-	-
Net investment income	4,579	430	-		-	-	-	-
Sales	-	-	(747)		-	-	-	-
Purchases	8,702	-	-		-	212,751	-	262
Settlements	(5,356)	(5,930)	-		-	-	-	-
Transfers into Level 3 (1)	51,135	-	976		2,255	-	-	-
Transfers out of Level 3 (1)	(49,175)	-			-	-	-	-
Other (3)	-	-	(230)		-	-	230	-

Fair value, end of period assets/(liabilities)	$89,658	$48,563	$-		$970	$1,747,757	$203	$243

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the
Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-		$(1,311)	$1,356,358	$-	$-
Asset administration fees and other income	$-	$-	$-	$		$-	$(27)	$(19)
Included in other comprehensive income (loss)	$15,215	$247	$1		$-	$-	$-	$-

	Year Ended December 31, 2011
	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$(164,283)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,396,276)
Purchases	-
Sales	-
Issuances	(223,036)
Settlements	-
Transfers into Level 3 (1)	-
Transfers out of Level 3 (1)	-

Fair Value, end of period	$(1,783,595)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the
Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$(1,403,609)
Interest credited to policyholders’ account balances	$-
Included in other comprehensive income (loss)	$-

(1) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(2) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3) Other primarily represents reclasses of certain assets between reporting categories.

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available-For-Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For-Sale - Asset-Backed Securities	Reinsurance Recoverable
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$63,634	$1,219	$43,794	$40,351
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,083	-	(1,247)	(43,339)
Included in other comprehensive income (loss)	3,072	(12)	(963)	-
Net investment income	4,195	(1)	17	-
Purchases, sales, issuances and settlements	(10,830)	-	29,676	189,723
Transfers into Level 3 (1)	13,101	-	-	-
Transfers out of Level 3 (1)	-	(1,206)	(17,420)	-

Fair value, end of period assets/(liabilities)	$74,255	$-	$53,857	$186,735

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held by the
Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(654)	$(40,069)
Asset management fees and other income	$-	$-	$-	$-
Included in other comprehensive income (loss)	$3,773	$(13)	$(963)	$-

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$(10,874)	$(53)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	45,258	53
Purchases, sales, issuances and settlements	(198,667)	-
Transfers into Level 3 (1)	-	-
Transfers out of Level 3 (1)	-	-

Fair value, end of period assets/(liabilities)	$(164,283)	$-

Unrealized gains (losses) for the period relating to
Level 3 assets that were still held by the
Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$42,759	$-
Interest credited to policyholders’ account balances	$-	$-
Included in other comprehensive income (loss)	$-	$-

(1) Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(2) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available-for-Sale – Asset-Backed Securities includes $17.4 million for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following table provides a summary of the changes in fair value of Level 3 assets and liabilities for the year ending December 31, 2009, as well as the portion of gains or losses included in income for twelve months ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset-Backed Securities	Reinsurance Recoverable	Other Liabilities (3)
	(in thousands)
Fair value, beginning of period	$977	$68,559	$21,188	$2,110,146	$(1,496)
Total gains (losses) (realized/unrealized)
Included in earnings:
Realized investment gains (losses), net	-	(449)	(5,173)	(2,162,496)	1,443
Included in other comprehensive income (loss)	243	(8,063)	17,767	-	-
Net investment income	(1)	3,637	156	-	-
Purchases, sales, issuances, and settlements	-	(963)	(1,411)	92,701	-
Transfers into (out of) level 3 (1)	-	913	11,267	-	-

Fair value, end of period of period assets/(liabilities)	$1,219	$63,634	$43,794	$40,351	$(53)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$-	$(433)	$(4,894)	$(2,092,458)	$1,444
Asset management fees and other income	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$243	$(8,025)	$17,767	$-	$-

	Year Ended December 31, 2009
	Future Policy Benefits
	(in thousands)
Fair value, beginning of period of period assets/(liabilities)	$(2,111,241)
Total gains (losses) (realized/unrealized)
Included in earnings:
Realized investment gains (losses), net	2,195,856
Interest Credited to Policyholder Account Balances (SA Only)	-
Purchases, sales, issuances, and settlements	(95,489)
Transfers into (out of) level 3 (1)	-

Fair value, end of period of period assets/(liabilities)	$(10,874)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$2,125,409
Interest credited to policyholder account	$-
Included in other comprehensive income (loss)	$-

(1) Transfers into or out of level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(2) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3) Derivative instruments classified as Other Long-term Investments at December 31, 2008 were reclassified Other Liabilities at December 31, 2009 as they were in a net liability position.

Transfers –Transfers into Level 3 for Fixed Maturities Available-for-Sale – Asset-Backed include $14.4 million for the year ended December 31, 2009, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market, as discussed in detail above. In addition to these sub-prime securities, transfers into Level 3 for Fixed Maturities Available-for-Sale – Corporate Securities and Asset-Backed Securities included transfers resulting from the use of unobservable inputs within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized.

Transfers out of level 3 for Fixed Maturities Available-for-Sale – Asset-Backed Securities and – Corporate Securities were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Transfers out of level 3 for Separate Account Assets were primarily due to the reclassification of the underlying investment within the mutual funds as these funds had less exposure to Level 3 securities since the funds switched to vendor prices.

Fair Value of Financial Instruments –The Company is required to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, policy loans, short-term investments, cash and cash equivalents and separate accounts.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2011		December 31, 2010
	Carrying value	Fair value	Carrying value	Fair value
	(in thousands)
Assets:
Commercial mortgage and other loans	$449,359	$490,151	$431,432	$465,099
Liabilities:
Investment Contracts - Policyholders’ Account Balances	$66,176	$66,659	$58,549	$58,679
Short-Term and Long-Term Debt	$627,803	$655,218	$805,054	$846,169

The fair values presented above for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Investment Contracts – Policyholders’ Account Balances

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk.

Short Term and Long Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments
11.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency swaps are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security.

Embedded Derivatives

The Company has sold variable annuity contracts that include certain optional living benefit features that are treated, for accounting purposes, as embedded derivatives. The Company has affiliated reinsurance agreements with Pruco Re and Prudential Insurance to transfer the risk related to certain of these embedded derivatives. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains/(losses), net.”

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was a liability of $1,784 million as of December 31, 2011 and liability of $164 million as of December 31, 2010. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance Recoverable” was an asset of $1,748 million as of December 31, 2011 and an asset of $187 million as of December 31, 2010.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2011			December 31, 2010
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities

	(in thousands)
Qualifying Hedge Relationships:
Currency/Interest Rate
Currency/Interest Rate	$47,702	$867	$(1,796)	$36,072	$152	$ (2,606)

Total Qualifying Hedge Relationships	$47,702	$867	$(1,796)	$36,072	$152	$ (2,606)

Non-Qualifying Hedges Relationships:
Interest Rate
Non Currency Swaps	$1,752,950	$162,428	$(8,546)	$913,700	$56,896	$ (6,727)
Currency/Interest Rate
Foreign Currency Swaps	62,280	2,852	(4,975)	60,439	1,622	(6,829)
Credit
Credit Default Swaps	399,050	1,737	(2,165)	350,050	2,810	(3,104)
Equity
Equity Non Currency	199,446	1,067	(4,838)	10,310,187	30,278	(18,249)
Equity Options	2,798,732	23,161	(17,692)	64,327	-	(3,243)

Total Non-Qualifying Hedge Relationships	$5,212,458	$191,245	$(38,216)	$11,698,703	$91,606	$ (38,152)

Total Derivatives (1)	$5,260,160	$192,112	$(40,012)	$11,734,775	$91,758	$ (40,758)

(1)

Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $1,786.5 million as of December 31, 2011 and a liability of $166.8 million as of December 31, 2010 included in “Future policy benefits” and “Fixed maturities available for sale.”

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income
Cash flow hedges
Currency/Interest Rate	$-	$(89)	$1	$1,504

Total cash flow hedges	-	(89)	1	1,504

Non- qualifying hedges
Interest Rate	114,601	-	-	-
Currency/Interest Rate	1,281	-	-	-
Credit	915	-	-	-
Equity	(28,070)	-	-	-
Embedded Derivatives	(100,093)	-	-	-

Total non-qualifying hedges	(11,366)	-	-	-

Total	$(11,366)	$(89)	$1	$1,504

	December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income
Cash flow hedges
Currency/Interest Rate	$-	$61	$(26)	$(1,822)

Total cash flow hedges	-	61	(26)	(1,822)

Non- qualifying hedges
Interest Rate	53,077	-	-	-
Currency	-	-	-	-
Currency/Interest Rate	1,105	-	-	-
Credit	873	-	-	-
Equity	(10,865)	-	-	-
Embedded Derivatives	(34,682)	-	-	-

Total non-qualifying hedges	9,508	-	-	-

Total	$9,508	$61	$(26)	$(1,822)

	December 31, 2009
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income
Cash flow hedges
Currency/Interest Rate	$-	$3	$(10)	$(640)

Total cash flow hedges	-	3	(10)	(640)

Non- qualifying hedges
Interest Rate	(108,177)	-	-	-
Currency	-	-	-	-
Currency/Interest Rate	(4,321)	-	-	-
Credit	10,630	-	-	-
Equity	(78,391)	-	-	-
Embedded Derivatives	1,815	-	-	-

Total non-qualifying hedges	(178,444)	-	-	-

Total	$(178,444)	$3	$(10)	$(640)

	Year Ended December 31,
	2011	2010	2009

		(in thousands)
Qualifying
Cash Flow Hedges
Currency/Interest Rate
Net investment income	$(89)	$61	$3
Other income	1	(26)	(10)
Accumulated other comprehensive income (loss) (1)	1,504	(1,822)	(640)

Total cash flow hedges	$1,416	$(1,787)	$(647)

Non-qualifying hedges
Realized investment gains (losses), net
Interest Rate	$114,600	$53,077	$(108,177)
Currency/Interest Rate	1,281	1,105	(4,321)
Credit	915	873	10,630
Equity	(28,070)	(10,865)	(78,391)
Embedded Derivatives (2)	(100,092)	(34,682)	1,815

Total non-qualifying hedges	$(11,366)	$9,508	$(178,444)

Total Derivative Impact	$(9,950)	$7,721	$(179,091)

(1) Amounts deferred in accumulated other comprehensive income (loss)

(2) Primarily includes the following: 1) mark-to-market on embedded derivatives of $1,619.3 million; 2) fees ceded of $264 million; offset by 3) change in reinsurance recoverable of $1,561 million; and 4) fees attributed to embedded derivative of $223 million as of December 31, 2011.

For the years ended December 31, 2011, 2010, and 2009 the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$(2,462)
Net deferred gains on cash flow hedges from January 1 to December 31, 2011	1,415
Amount reclassified into current period earnings	85

Balance, December 31, 2011	$(962)

As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in “Accumulated Other Comprehensive Income (Loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Equity.

Credit Derivatives Written

The following table sets forth the composition of the Company’s credit derivatives where it has written credit protection, excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2011		December 31, 2010
Industry	Notional	Fair Value	Notional	Fair Value

	(in thousands)
Corporate Securities:
Manufacturing	$40,000	$157	$40,000	$249
Finance	54,000	95	-	-
Food/Beverage	55,000	315	55,000	479
Aerospace/Defense	50,000	158	50,000	345
Chemical	40,000	248	40,000	468
Other	130,000	667	130,000	1,130

Total Credit Derivatives	$369,000	$1,640	$315,000	$2,671

The Company writes credit derivatives under which the Company is obligated to pay a related party counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $369 million notional of credit default swap (“CDS”) selling protection at December 31, 2011. These credit derivatives generally have maturities of 10 years or less.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $7 million and $8 million at December 31, 2011 and December 31, 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $30 million and $35 million of outstanding notional amounts, respectively reported at fair value as a liability of $2 million and fair value as an asset of $3 million, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Contingent Liabilities and Litigation	12 Months Ended
Dec. 31, 2011
Contingent Liabilities and Litigation
12.	CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions
13.	RELATED PARTY TRANSACTIONS

The Company is a party to numerous transactions and relationships with its affiliate The Prudential Insurance Company of America (“Prudential Insurance”) and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Since 2003, general and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program sponsored by Prudential Financial.

The Company is charged for its share of Prudential Insurance employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on earnings and length of service. Other benefits are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $3.1 million, $4.8 million and $5.6 million for the twelve months ended December 31, 2011, 2010, and 2009, respectively.

Prudential Insurance sponsors voluntary savings plans for its employees (“401(k) plans”). The 401(k) plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the 401(k) plans was $1.4 million, $2.4 million and $3.0 million in 2011, 2010, and 2009, respectively.

Affiliated Asset Administration Fee Income

In accordance with an agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc., the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $242.7 million, $238.2 million, and $148.3 million, for the years ended December 31, 2011, 2010, and 2009, respectively. These revenues are recorded as “Asset administration fees and other income” in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation (“PAIST”), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense was $3.6 million, $4.1 million, and $4.3 million, for the years ended December 31, 2011, 2010, and 2009, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense was $1.5 million, $3.8 million, and $3.9 million, for the years ended December 31, 2011, 2010, and 2009, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC’s allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 201110 are as follows (in thousands):

	Lease	Sub-Lease
2012	$6,137	$2,106
2013	5,974	1,802
2014	4,938	894
2015	3,894	-
2016	3,790	-
2017 and thereafter	10,838	-

Total	$35,571	$4,802

The Company pays commissions and certain other fees to PAD in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $184.6 million, $408.96 million, and $722.6 million during the years ended December 31, 2011, 2010, and 2009, respectively.

Reinsurance Agreements

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded under these agreements which are included in “Realized investment gains (losses), net” on the Statement of Operations and Comprehensive Income for the dates indicated:

	December 31,	December 31,	December 31,
	2011	2010	2009
	(in thousands)
Pruco Reinsurance
Effective August 24, 2009
Highest Daily Lifetime 6 Plus (“HD6 Plus”)	$47,021	$31,412	$371
Spousal Highest Daily Lifetime 6 Plus (“SHD6”)	20,137	13,216	142
Effective June 30, 2009
Highest Daily Lifetime 7 Plus (“HD7 Plus”)	50,262	44,530	13,585
Spousal Highest Daily Lifetime 7 Plus (“SHD7 Plus”)	26,354	22,968	6,853
Effective March 17, 2008
Highest Daily Lifetime 7 (“HD7”)	29,274	28,271	25,218
Spousal Highest Daily Lifetime 7 (“SHD7”)	8,955	8,667	7,670
Guaranteed Return Option Plus (“GRO Plus”) (1)	3,645	1,172	5,456
Guaranteed Return Option Plus (“GRO Plus II”) (1)	5,112	2,657	-
Highest Daily Guaranteed Return Option (“HD GRO”) (1)	3,430	3,676	2,367
Highest Daily Guaranteed Return Option (“HD GRO II” ) (1)	3,287	1,718	-
Effective Since 2006
Highest Daily Lifetime Five (“HDLT5”)	13,938	14,356	14,760
Spousal Lifetime Five (“SLT5”)	10,998	10,747	9,755
Effective Since 2005
Lifetime Five (“LT5”)	36,290	35,848	32,861
Effective December 31, 2004
Guaranteed Return Option (“GRO”)	3,873	5,750	4,801

Total Fees Ceded to Pruco Reinsurance	$262,576	$224,988	$123,839

Prudential Insurance
Effective Since 2004	1,895	2,232	2,248

Guaranteed Minimum Withdrawal Benefit (“GMWB”)	$1,895	$2,232	$2,248

Total Fees Ceded	$264,471	$227,220	$126,087

(1)	GRO Plus and HD GRO were amended effective January 1, 2010 to include an amended version of the GRO Plus and HD GRO benefit features (GRO Plus II and HD GRO II).

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $1,748 million, $187 million and $41 million as of December 31, 2011, 2010, and 2009, respectively. Realized gains/losses related to the mark-to-market on the reinsurance recoverable were $1,297 million, $(81) million and $2,196 million for the years ended December 31, 2011, 2010 and 2009, respectively. Changes in realized losses ceded for the 2011 and 2010 periods were primarily due to changes in market conditions. The underlying asset is reflected in “Reinsurance recoverables” in the Company’s Statements of Financial Position.

Debt Agreements

Short-term and Long-term Debt

On December 29, 2009, the Company obtained a $600 million loan from Prudential Financial. This loan has an interest rate of 4.49% and matures on December 29, 2014. The total related interest expense to the Company was $27 million, $27 million, and $0.2 million for the years ended December 31, 2011, 2010, and 2009, respectively. The accrued interest payable was $0.2 million as of December 31, 2011 and 2010.

On December 14, 2006, the Company obtained a $300 million loan from Prudential Financial. This loan had an interest rate of 5.18% and matured on December 14, 2011. A partial payment was made to reduce this loan to $179.5 million on December 29, 2008 with the proceeds received from a capital contribution from PAI. On March 27, 2009, a partial payment of $4.5 million was paid to further reduce this loan to $175 million. The remaining balance of this loan was paid off on December 14, 2011. The total related interest expense to the Company was $8.6 million, $9.1 million, and $9.1 million for the years ended December 31, 2011, 2010, and 2009, respectively.

As of December 31, 2011, the Company had a credit facility agreement of $900 million with Prudential Funding, LLC, as the lender. As of December 31, 2011 and December 31, 2010, $27.8 million and $30.1 million, respectively, were outstanding under this credit facility. Accrued interest payable was $5 thousand and $4 thousand as of December 31, 2011 and 2010, respectively. The total related interest expense to the Company was $263 thousand, $438 thousand and $1.4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Derivative Trades

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

Purchase/sale of fixed maturities and commercial mortgage loans from/to an affiliate

During 2010, the Company sold fixed maturity securities to affiliated companies in various transactions. These securities were recorded at an amortized cost of $818.8 million and a fair value of $913.2 million. The net difference between historic amortized cost and the fair value was $94.8 million and was recorded as a realized investment gain on the Company’s Financial Statements.

During 2011, the Company sold fixed maturity securities to an affiliated company in various transactions. These securities had an amortized cost of $142.5 million and a fair value of $150.9 million. The net difference between historic amortized cost and the fair value was $8.4 million and was recorded as a realized investment gain on the Company’s Financial Statements. The Company also sold commercial mortgage loans to an affiliated company. These loans had an amortized cost of $48.9 million and a fair value of $54.2 million. The net difference between historic amortized cost and the fair value was $5.3 million and was recorded as a realized gain on the Company’s Statement of Operations and Comprehensive Income.

Leases	12 Months Ended
Dec. 31, 2011
Leases
14.	LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the years ended December 31, 2011, 2010, and 2009, was $4.6 million, $4.0 million, and $3.9 million, respectively. Sub-lease rental income was $3.8 million, $1.9 million, and $1.5 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The Company does not have future minimum lease payments and sub-lease receipts as of December 31, 2011 as the lease agreement expired on December 31, 2011.

Contract withdrawal Provisions	12 Months Ended
Dec. 31, 2011
Contract withdrawal Provisions
15.	CONTRACT WITHDRAWAL PROVISIONS

Most of the Company’s separate account liabilities are subject to discretionary withdrawal by contractholders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

Quarterly Results of Operation	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operation
16.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31

2011	(in thousands)
Total revenues	$370,862	$402,919	$413,949	$335,148
Total benefits and expenses	210,284	358,357	1,133,796	138,059
Income (loss) from operations before income taxes and cumulative effect of accounting change	160,578	44,562	(719,847)	197,089
Net income (loss)	$121,521	$34,652	$(439,731)	$132,003

	Three months ended
	March 31	June 30	September 30	December 31

2010	(in thousands)
Total revenues	$352,362	$419,159	$351,875	$450,629
Total benefits and expenses	333,629	703,319	17,988	(14,207)
Income (loss) from operations before income taxes and cumulative effect of accounting change	18,733	(284,160)	333,887	464,836
Net income (loss)	$22,915	$(161,054)	$364,009	$187,920